SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                               February 12, 1999
                       (Date of Earliest Event Reported)


      AIRPLANES LIMITED                                    AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


         Jersey, Channel Islands                              Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

     33-99970-01                                       13-3521640
     (Commission File                                  (IRS Employer
     Number)                                           Identification No.)


     Airplanes Limited                                 Airplanes U.S. Trust
     22 Grenville Street                               1100 North Market Street
     St. Helier                                        Rodney Square North
     Jersey, JE4 8PX                                   Wilmington, Delaware
     Channel Islands                                   19890-0001
     (011 44 1534 609 000)                             (1-302-651-1000)

          (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)



Item 5.           Other Events


                  Attached hereto as Exhibit A is a schedule containing the Airplanes Group Portfolio at December 31, 1998, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 AIRPLANES LIMITED


Date: February 12, 1999                          /s/ Roy M. Dantzic*
                                                 ----------------------
                                                 Director and Officer


Date: February 12, 1999                          AIRPLANES U.S. TRUST


                                                 /s/ Roy M . Dantzic*
                                                 ----------------------
                                                 Controlling Trustee
                                                 and Officer


                                                 *By: /s/ Michael Walsh
                                                 ----------------------
                                                      Attorney-in-Fact




                                  EXHIBIT INDEX


Exhibit A        -        Airplanes Group Portfolio Analysis
Exhibit B        -        Power of Attorney for Airplanes Limited
Exhibit C        -        Power of Attorney for Airplanes U.S. Trust



                                                                      Exhibit A



                                                                                              Aircraft          Engine       Serial
Region                     Country                    Lessee                                    Type         Configuration   Number
------                     -------                    ------                                  ------------   -------------   ------
Africa                     Tunisia                    Nouvelair Tunisie                       MD83           JT8D-219        49442
Africa                     Tunisia                    Nouvelair Tunisie                       MD83           JT8D-219        49624
Africa                     Tunisia                    Nouvelair Tunisie                       MD83           JT8D-219        49672
Asia & Far East            China                      China Southern                          B737-500       CFM56-3C1       24897
Asia & Far East            China                      China Southern                          B737-500       CFM56-3C1       25182
Asia & Far East            China                      China Southern                          B737-500       CFM56-3C1       25183
Asia & Far East            China                      China Southern                          B737-500       CFM56-3C1       25188
Asia & Far East            China                      China Southwest                         B757-200       RB211-535E4-37  26156
Asia & Far East            China                      Xiamen                                  B737-200QC     JT8D-17A        23066
Asia & Far East            India                      Jet Airways                             B737-400       CFM56-3C1       24345
Asia & Far East            India                      Jet Airways                             B737-400       CFM56-3C1       24687
Asia & Far East            India                      Jet Airways                             B737-500       CFM56-3C1       25191
Asia & Far East            Indonesia                  PT Mandala Airlines                     B737-200A      JT8D-17A        23023
Asia & Far East            Malaysia                   Air Asia                                B737-300       CFM56-3C1       24907
Asia & Far East            Pakistan                   Pakistan Int. Airline                   A300-B4-203    CF6-50C2        269
Asia & Far East            Philippines                Philippine Airlines                     B737-300       CFM56-3B1       24770
Asia & Far East            South Korea                Asiana Airlines                         B737-400       CFM56-3C1       24493
Asia & Far East            South Korea                Asiana Airlines                         B737-400       CFM56-3C1       24520
Asia & Far East            Taiwan                     Far Eastern Air Transport               MD83           JT8D-219        49950
Australia & New Zealand    Australia                  National Jet Systems                    DHC8-100       PW121            229
Australia & New Zealand    New Zealand                Air Nelson                              METRO-III      TPE331-11        705
Australia & New Zealand    New Zealand                Air Nelson                              METRO-III      TPE331-11        711
Australia & New Zealand    New Zealand                Air Nelson                              METRO-III      TPE331-11        712
Europe                     Austria                    Rheintalflug                            DHC8-300       PW123            307
Europe                     France                     Air France                              A320-200       CFM56-5A3        203
Europe                     France                     Air France                              A320-200       CFM56            220
Europe                     France                     Air Liberte S.A.                        MD83           JT8D-219        49943
Europe                     Germany                    Estago Anlagen-Vermietungs              MD83           JT8D-219        49620
Europe                     Hungary                    Malev                                   B737-200A      JT8D-15         21735
Europe                     Hungary                    Malev                                   B737-200A      JT8D-17A        22803
Europe                     Hungary                    Malev                                   B737-200A      JT8D-17A        22804
Europe                     Hungary                    Malev                                   B737-200A      JT8D-15         22979
Europe                     Hungary                    Malev                                   B737-400       CFM56-3C1       26069
Europe                     Hungary                    Malev                                   B737-400       CFM56-3C1       26071
Europe                     Ireland                    Aer Lingus                              B737-400       CFM56-3C1       24689
Europe                     Ireland                    Aer Lingus                              B737-400       CFM56-3C1       24690
Europe                     Ireland                    Aer Lingus                              B737-400       CFM56-3C1       25180
Europe                     Ireland                    Transaer International                  A300-B4-100    CF6-50C2          12
Europe                     Ireland                    Transaer International                  A300-B4-100    CF6-50C2          20
Europe                     Ireland                    Transaer International                  A300-B4-203    CF6-50C2         131
Europe                     Israel                     Aeroel Airways                          DHC8-300A      PW123            266
Europe                     Israel                     Aeroel Airways                          DHC8-300A      PW123            267
Europe                     Italy                      Air One SpA                             B737-300       CFM56-3C1       25179
Europe                     Italy                      Air One SpA                             B737-300       CFM56-3C1       25187
Europe                     Italy                      Eurofly                                 MD83           JT8D-219        49390
Europe                     Italy                      Eurofly                                 MD83           JT8D-219        49631
Europe                     Italy                      Meridiana SpA                           MD83           JT8D-219        49792
Europe                     Netherlands                Schreiner Airways                       DHC8-300       PW123            232
Europe                     Netherlands                Schreiner Airways                       DHC8-300A      PW123            276
Europe                     Netherlands                Schreiner Airways                       DHC8-300A      PW123            283
Europe                     Netherlands                Schreiner Airways                       DHC8-300A      PW123            298
Europe                     Netherlands                Schreiner Airways                       DHC8-300A      PW123            300
Europe                     Netherlands                Transavia                               B737-300       CFM56-3C1       24905
Europe                     Norway                     Wideroe's Flyveselskap a/s              DHC8-300       PW123            293
Europe                     Norway                     Wideroe's Flyveselskap a/s              DHC8-300       PW123            342
Europe                     Spain                      Air Europa                              B737-300       CFM56-3B2       23749
Europe                     Spain                      Air Europa                              B737-300       CFM56-3B2       23923
Europe                     Spain                      Air Europa                              B737-400       CFM56-3C1       24906
Europe                     Spain                      Air Europa                              B737-400       CFM56-3C1       24912
Europe                     Spain                      Spanair                                 MD83           JT8D-219        49626
Europe                     Spain                      Spanair                                 MD83           JT8D-219        49709
Europe                     Spain                      Spanair                                 MD83           JT8D-219        49936
Europe                     Spain                      Spanair                                 MD83           JT8D-219        49938
Europe                     Sweden                     Britannia Airways AB                    B757-200       RB2110-535E4-37 26151
Europe                     Sweden                     SAS                                     B767-300ER     PW4060          25411
Europe                     Switzerland                Edelweiss Air AG                        MD83           JT8D-219        49935
Europe                     Switzerland                Edelweiss Air AG                        MD83           JT8D-219        49951
Europe                     Turkey                     Istanbul                                B737-400       CFM56-3C1       24683
Europe                     Turkey                     Istanbul                                B737-400       CFM56-3C1       24691
Europe                     Turkey                     MNG Airlines                            A300-C4-203    CF6-50C2          83
Europe                     Turkey                     Pegasus                                 B737-400       CFM56-3C1       24684
Europe                     Turkey                     Pegasus                                 B737-400       CFM56-3C1       26081
Europe                     Turkey                     Sun Express                             B737-400       CFM56-3C1       25190
Europe                     Turkey                     Turk Hava Yollari                       B737-400       CFM56-3C1       24917
Europe                     Turkey                     Turk Hava Yollari                       B737-400       CFM56-3C1       25181
Europe                     Turkey                     Turk Hava Yollari                       B737-400       CFM56-3C1       25184
Europe                     Turkey                     Turk Hava Yollari                       B737-400       CFM56-3C1       25261
Europe                     Turkey                     Turk Hava Yollari                       B737-500       CFM56-3C1       25288
Europe                     Turkey                     Turk Hava Yollari                       B737-500       CFM56-3C1       25289
Europe                     Turkey                     Turk Hava Yollari                       B737-400       CFM56-3C1       26065
Europe                     United Kingdom             Airtours International                  A320-200       CFM56            294
Europe                     United Kingdom             Airtours International                  A320-200       CFM56            301
Europe                     United Kingdom             Airtours International                  A320-200       CFM56            348
Europe                     United Kingdom             Airtours International                  A320-200       CFM56-5A3        349
Europe                     United Kingdom             British Midland                         B737-500       CFM56-3C1       25185
Europe                     United Kingdom             Brymon Airways                          DHC8-300A      PW123            296
Europe                     United Kingdom             Brymon Airways                          DHC8-300       PW123            334
Europe                     United Kingdom             Titan Airways                           ATR42-300      PW120            109
Europe                     United Kingdom             Titan Airways                           ATR42-300      PW120            113
Latin America              Antigua                    Liat                                    DHC8-102       PW120-A          113
Latin America              Antigua                    Liat                                    DHC8-100       PW120-A          140
Latin America              Antigua                    Liat                                    DHC8-100       PW120-A          144
Latin America              Antigua                    Liat                                    DHC8-100       PW120-A          270
Latin America              Argentina                  Aerolineas Argentinas                   B737-200A      JT8D-17         21192
Latin America              Argentina                  LAPA                                    B737-200A      JT8D-17         21193
Latin America              Argentina                  LAPA                                    B737-200A      JT8D-17         21196
Latin America              Argentina                  LAPA                                    B737-200A      JT8D-15         22278
Latin America              Argentina                  LAPA                                    B737-200A      JT8D-15         22368
Latin America              Argentina                  LAPA                                    B737-200A      JT8D-15         22369
Latin America              Argentina                  LAPA                                    B737-200A      JT8D-15         22633
Latin America              Argentina                  LAPA                                    B737-200QC     JT8D-17A        23065
Latin America              Brazil                     Rio Sul                                 B737-500       CFM56-3C1       25186
Latin America              Brazil                     Rio Sul                                 B737-500       CFM56-3C1       25192
Latin America              Brazil                     Rio Sul                                 B737-500       CFM56-3C1       26075
Latin America              Brazil                     TAM                                     F100           TAY650-15       11304
Latin America              Brazil                     TAM                                     F100           TAY650-15       11305
Latin America              Brazil                     TAM                                     F100           TAY650-15       11336
Latin America              Brazil                     TAM                                     F100           TAY650-15       11371
Latin America              Brazil                     TAM (Meridionais)                       F100           TAY650-15       11284
Latin America              Brazil                     TAM (Meridionais)                       F100           TAY650-15       11285
Latin America              Brazil                     TAM (Meridionais)                       F100           TAY650-15       11347
Latin America              Brazil                     TAM (Meridionais)                       F100           TAY650-15       11348
Latin America              Brazil                     Transbrasil                             B767-300ER     PW4060          24948
Latin America              Brazil                     Transbrasil                             B767-200ER     PW4056          25421
Latin America              Brazil                     VARIG                                   MD11           CF6-80C2-D1F    48499
Latin America              Brazil                     VARIG                                   MD11           CF6-80C2-D1F    48500
Latin America              Brazil                     VARIG                                   MD11           CF6-80C2-D1F    48501
Latin America              Chile                      Aircraft International Leasing Limited  DC8-71F        CFM56-2C1       45970
Latin America              Chile                      Aircraft International Leasing Limited  DC8-71F        CFM56-2C1       45976
Latin America              Chile                      Aircraft International Leasing Limited  DC8-71F        CFM56-2C1       45996
Latin America              Chile                      Aircraft International Leasing Limited  DC8-71F        CFM56-2C1       45997
Latin America              Chile                      Fast Air                                DC8-71F        CFM56-2C1       45810
Latin America              Chile                      Lan Chile Airlines                      B737-200A      JT8D-15         21960
Latin America              Chile                      Lan Chile Airlines                      B737-200A      JT8D-15         22397
Latin America              Chile                      Lan Chile Airlines                      B737-200A      JT8D-17A        22407
Latin America              Chile                      Lan Chile Airlines                      B737-200A      JT8D-15         22632
Latin America              Chile                      Lan Chile Airlines                      B737-200A      JT8D-17A        23024
Latin America              Colombia                   ACES                                    ATR42-320      PW121-5A1       284
Latin America              Colombia                   Avianca                                 B757-200       RB211-535E4-37  26154
Latin America              Colombia                   Avianca                                 MD83           JT8D-219        49939
Latin America              Colombia                   Avianca                                 MD83           JT8D-219        49946
Latin America              Colombia                   Avianca                                 MD83           JT8D-219        53120
Latin America              Colombia                   Avianca                                 MD83           JT8D-219        53125
Latin America              Colombia                   Tampa                                   DC8-71F        CFM56-2C1       45849
Latin America              Colombia                   Tampa                                   DC8-71F        CFM56-2C1       46066
Latin America              Mexico                     Aeromexico                              B767-300ER     PW4060          26200
Latin America              Mexico                     Aeromexico                              B767-300ER     PW4060          26204
Latin America              Mexico                     Aeromexico                              DC9-32         JT8D-17         48125
Latin America              Mexico                     Aeromexico                              DC9-32         JT8D-17         48126
Latin America              Mexico                     Aeromexico                              DC9-32         JT8D-17         48127
Latin America              Mexico                     Aeromexico                              DC9-32         JT8D-17         48128
Latin America              Mexico                     Aeromexico                              DC9-32         JT8D-17         48129
Latin America              Mexico                     Aeromexico                              DC9-32         JT8D-17         48130
Latin America              Mexico                     Aeromexico                              MD82           JT8D-217        49660
Latin America              Mexico                     Aeromexico                              MD82           JT8D-217A       49667
Latin America              Mexico                     Aeromexico                              MD87           JT8D-219        49673
Latin America              Mexico                     Mexicana                                F100           TAY650-15       11266
Latin America              Mexico                     Mexicana                                F100           TAY650-15       11309
Latin America              Mexico                     Mexicana                                F100           TAY650-15       11319
Latin America              Mexico                     Mexicana                                F100           TAY650-15       11339
Latin America              Mexico                     Mexicana                                F100           TAY650-15       11374
Latin America              Mexico                     Mexicana                                F100           TAY650-15       11375
Latin America              Mexico                     Mexicana                                F100           TAY650-15       11382
Latin America              Mexico                     Mexicana                                F100           TAY650-15       11384
Latin America              Mexico                     Mexicana                                B727-200A      JT8D-17R        21346
Latin America              Mexico                     Mexicana                                B727-200A      JT8D-17R        21600
Latin America              Netherlands Antilles       ALM                                     DHC8-300C      PW123            230
Latin America              Netherlands Antilles       ALM                                     DHC8-300C      PW123            242
Latin America              Peru                       Aerosanta                               B737-200A      JT8D-17         21206
Latin America              Trinidad & Tobago          BWIA International                      MD83           JT8D-219        49789
North America              Canada                     Canadian Airlines                       A320-200       CFM56-5A1        174
North America              Canada                     Canadian Airlines                       A320-200       CFM56-5A1        175
North America              Canada                     Canadian Airlines                       A320-200       CFM56-5A1        232
North America              Canada                     Canadian Airlines                       A320-200       CFM56-5A1        284
North America              Canada                     Canadian Airlines                       A320-200       CFM56-5A1        309
North America              Canada                     Canadian Airlines                       A320-200       CFM56-5A1        404
North America              Canada                     Canadian Airlines(1)                    B737-200A      JT8D-9A         20922
North America              Canada                     Canadian Airlines(1)                    B737-200A      JT8D-9A         20958
North America              Canada                     Canadian Airlines(1)                    B737-200A      JT8D-9A         20959
North America              Canada                     Canadian Airlines(1)                    B737-200A      JT8D-9A         21115
North America              Canada                     Canadian Airlines(1)                    B737-200A      JT8D-9A         21639
North America              Canada                     Canadian Airlines(1)                    B737-200A      JT8D-9A         21712
North America              Canada                     Canadian Airlines(1)                    B737-200A      JT8D-9A         22873
North America              United States of America   Allegheny Airlines                      DHC8-100       PW121            258
North America              United States of America   America West                            B737-300       CFM56-3B1       23499
North America              United States of America   America West                            B737-300       CFM56-3B1       23500
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45811
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45813
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45946
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45971
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45973
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45978
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45993
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45994
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       45998
North America              United States of America   Burlington Air Express                  DC8-71F        CFM56-2C1       46065
North America              United States of America   DHL Airways                             DC8-73CF       CFM56-2C1       46091
North America              United States of America   Frontier                                B737-300       CFM56-3B1       23177
North America              United States of America   Hawaiian Airlines                       DC9-51         JT8D-17         47742
North America              United States of America   Hawaiian Airlines                       DC9-51         JT8D-17         47784
North America              United States of America   Hawaiian Airlines                       DC9-51         JT8D-17         47796
North America              United States of America   Hawaiian Airlines                       DC9-51         JT8D-17         48122
North America              United States of America   Idefix                                  ATR42-300      PW120            249
North America              United States of America   Reno Air                                MD-83          JT8D-219        49941
North America              United States of America   Reno Air                                MD-83          JT8D-219        49949
North America              United States of America   Tower Air(1)                            B747-200BC     JT9D-7Q         21730
North America              United States of America   TWA                                     MD83           JT8D-219        49575
Others                     Cyprus                     Fornax Aircraft Leasing                 B737-200A      JT8D-17         21685
Others                     Czech Republic             Travel Servis                           B737-400       CFM56-3C1       24911
Others                     Kazakstan                  Air Kazakstan                           B737-200A      JT8D-15         22090
Others                     Lithuania                  Lithuanian Airlines                     B737-200A      JT8D-15         22453
Others                     Ukraine                    Ukraine International                   B737-200A      JT8D-17A        22802
Off Lease                                             Off Lease                               DHC8-300       PW123            244
Off Lease                                             Off Lease - Lease Tampa(2)              DC8-71F        CFM56-2C1       45945




                                               Appraised
                            Date of              Value
                          Manufacture/    at February 5, 1999
Region                     Conversion           (US$000's)
------                    ------------    -------------------
Africa                    29-Apr-87            17,843
Africa                     1-Aug-88            19,040
Africa                     1-Jul-88            19,110
Asia & Far East           26-Feb-91            18,383
Asia & Far East            3-Feb-92            19,937
Asia & Far East           14-Feb-92            19,896
Asia & Far East           12-Mar-92            19,905
Asia & Far East           25-Nov-92            39,296
Asia & Far East            9-Dec-83             8,037
Asia & Far East            1-Jun-89            24,201
Asia & Far East           25-May-90            25,043
Asia & Far East           10-Apr-92            19,742
Asia & Far East           30-Mar-83             6,621
Asia & Far East            1-Mar-91            23,420
Asia & Far East           11-Aug-83            11,710
Asia & Far East            1-Oct-90            21,551
Asia & Far East           14-Jul-89            23,186
Asia & Far East           21-Dec-89            23,877
Asia & Far East            1-Nov-91            22,480
Australia & New Zealand    1-Sep-90             5,920
Australia & New Zealand    1-Aug-88             1,273
Australia & New Zealand    1-Mar-88             1,270
Australia & New Zealand    1-Jun-88             1,250
Europe                     1-Dec-91             8,120
Europe                     1-Sep-91            28,103
Europe                     1-Sep-91            28,630
Europe                     1-Jul-91            22,307
Europe                     1-Jul-88            18,678
Europe                     1-Jun-79             6,037
Europe                    14-Feb-83             6,399
Europe                     1-Feb-83             6,374
Europe                     1-Mar-83             7,232
Europe                     2-Nov-92            26,895
Europe                    13-Nov-92            26,882
Europe                     3-Jul-90            24,517
Europe                     1-Jul-90            24,642
Europe                    21-Jan-92            25,930
Europe                    20-May-75             5,193
Europe                     1-Oct-75             5,393
Europe                     7-Feb-81            10,630
Europe                    20-Mar-91             8,108
Europe                     4-Apr-91             8,087
Europe                    12-Feb-92            24,596
Europe                    14-Mar-92            24,279
Europe                     1-Apr-86            17,664
Europe                    14-Jun-89            19,467
Europe                    1-Nov-89             20,338
Europe                    20-Oct-90             7,385
Europe                    13-May-91             8,084
Europe                     1-Sep-91             8,058
Europe                     1-Apr-92             8,411
Europe                     1-Apr-92             8,401
Europe                     1-Feb-91            23,380
Europe                     1-Oct-91             8,242
Europe                     1-Dec-92             8,921
Europe                     1-May-87            18,801
Europe                     1-Apr-88            20,057
Europe                    24-Feb-91            24,561
Europe                    14-Jun-91            25,007
Europe                    22-Oct-88            19,278
Europe                     1-Dec-88            19,219
Europe                     6-Oct-90            22,724
Europe                     1-Dec-90            21,457
Europe                    23-Jul-92            40,413
Europe                    15-Jan-92            63,059
Europe                    26-Sep-90            21,829
Europe                    25-Aug-91            21,679
Europe                     7-Aug-90            24,418
Europe                     9-Aug-90            24,525
Europe                     1-May-79            15,520
Europe                     1-Apr-90            24,519
Europe                    10-Mar-93            27,790
Europe                     7-Apr-92            26,404
Europe                    24-Jun-91            24,999
Europe                     3-Feb-92            26,322
Europe                     2-Mar-92            25,847
Europe                     9-Apr-92            25,988
Europe                    16-Jun-92            19,363
Europe                    12-Jun-92            19,373
Europe                     1-May-92            26,064
Europe                     2-Apr-92            29,630
Europe                    22-Apr-92            29,401
Europe                    17-Jun-92            29,052
Europe                    30-Oct-92            29,680
Europe                    18-Feb-92            19,741
Europe                     1-Oct-91             8,239
Europe                     8-Oct-92             8,881
Europe                    14-Oct-88             5,488
Europe                    18-Nov-88             5,524
Latin America              1-Sep-88             4,397
Latin America              1-Mar-89             4,515
Latin America              1-Mar-89             5,052
Latin America              1-May-91             5,536
Latin America              1-Mar-76             4,346
Latin America              1-Jul-76             4,522
Latin America              1-Jul-76             4,512
Latin America             19-Mar-80             5,463
Latin America              1-Sep-80             5,658
Latin America              1-Sep-80             5,838
Latin America              1-Mar-81             6,868
Latin America             15-Oct-96             7,447
Latin America             11-Mar-92            19,664
Latin America             14-Apr-92            19,671
Latin America             23-Oct-92            19,960
Latin America             27-Feb-91            14,045
Latin America             19-Apr-91            14,290
Latin America              5-Jun-91            14,534
Latin America             19-Dec-91            15,023
Latin America             31-Jul-90            13,265
Latin America              1-Aug-90            13,242
Latin America              1-Oct-91            15,124
Latin America              6-Aug-91            14,325
Latin America             19-Jul-91            60,297
Latin America             14-Jan-92            49,330
Latin America             31-Dec-91            71,527
Latin America              1-Mar-92            73,717
Latin America              1-Sep-92            74,714
Latin America             15-Oct-92            15,411
Latin America             10-Aug-91            15,553
Latin America             29-Oct-92            15,500
Latin America              7-Dec-93            15,537
Latin America              9-Apr-92            15,067
Latin America              1-Mar-80             6,007
Latin America              1-Feb-81             6,233
Latin America              1-Sep-80             5,978
Latin America              1-Feb-82             6,950
Latin America              1-May-83             6,652
Latin America              1-Jan-92             6,480
Latin America             22-Sep-92            38,717
Latin America             26-Oct-90            21,158
Latin America             18-Jul-91            21,968
Latin America             29-Jul-92            23,108
Latin America              2-Apr-92            23,247
Latin America              9-Mar-91            15,473
Latin America             24-Apr-91            15,357
Latin America              1-Sep-92            64,025
Latin America              1-Oct-92            64,252
Latin America              1-Apr-80             4,767
Latin America              1-Apr-80             4,816
Latin America              1-Jul-80             5,193
Latin America              1-Aug-80             4,933
Latin America              1-Nov-80             5,243
Latin America              1-Dec-80             5,278
Latin America              1-Mar-88            18,180
Latin America             21-Jan-88            16,742
Latin America              1-Dec-88            13,435
Latin America             17-Aug-90            13,453
Latin America             16-May-91            14,328
Latin America              5-Apr-91            14,473
Latin America              1-Jul-91            14,230
Latin America             20-Jan-92            15,243
Latin America              1-Dec-92            15,433
Latin America              1-Jan-93            15,447
Latin America              1-Jan-93            15,387
Latin America              1-Oct-80             3,308
Latin America              1-Nov-80             4,855
Latin America              1-Feb-91             8,067
Latin America              1-Nov-90             8,102
Latin America             26-Feb-76             4,040
Latin America             23-Sep-89            20,370
North America              1-Apr-91            27,541
North America              1-Apr-91            27,494
North America              1-Oct-91            27,907
North America              9-Mar-92            29,143
North America             13-May-92            28,981
North America              1-Jan-94            31,569
North America              1-Aug-74             1,552
North America              1-Jan-75             1,773
North America              1-Nov-74             1,773
North America              1-Dec-75             2,273
North America              1-Nov-78             3,208
North America              1-Feb-79             3,587
North America              1-Jul-82             6,945
North America              1-Jan-91             5,928
North America              1-Jun-86            19,447
North America              1-Jun-86            19,347
North America             30-May-91            14,967
North America             28-Apr-92            15,587
North America             23-Apr-92            15,043
North America             13-Feb-92            14,897
North America             27-Feb-92            14,833
North America             23-Apr-93            15,487
North America             23-Jun-93            15,327
North America              1-Sep-94            15,017
North America             21-May-93            14,685
North America             12-Jan-92            15,553
North America              1-Dec-89            19,656
North America              1-Apr-86            17,398
North America              1-Jun-77             4,153
North America              1-May-79             4,293
North America              1-Apr-79             4,635
North America             26-Jan-81             5,194
North America              1-Jun-91             6,736
North America              1-Dec-90            21,510
North America              5-Aug-91            22,422
North America              7-Jun-79            36,806
North America              1-Oct-87            19,064
Others                     1-Jan-79             5,580
Others                     1-Apr-91            25,675
Others                     1-May-80             6,594
Others                     1-Mar-81             5,819
Others                     1-Feb-83             6,142
Off Lease                  1-Dec-90             7,492
Off Lease                 19-May-92            14,259
                                            ----------
                                            3,511,396
                                            ----------

Note:

(1) Aircraft Lease Receivable Book Values are used for the Aircraft subject to Finance Leases (8 in total) rather than the Appraised Values of these Aircraft.

(2) This aircraft is subject to a lease contract (and delivered to the relevant lessee subsequent to December 31, 1998).


                                                                      Exhibit B


         Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                 /s/ John Banes
                                                                 --------------
                                                                     John Banes


                               POWER OF ATTORNEY


         Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrence of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.



Dated: 24 June 1996                                       /s/ Roy M. Dantzic
                                                          ---------------------
                                                          Roy M. Dantzic

                                        Witness:          /s/    A.Syvret


Dated: 24 June 1996                                       /s/ William A. Franke
                                                          ---------------------
                                                          William A. Franke

                                        Witness:          /s/ A.Syvret



Dated: 24 June 1996                                       /s/ Hugh R. Jenkins
                                                          ---------------------
                                                          Hugh R. Jenkins

                                        Witness:          /s/ A.Syvret



Dated: 24 June 1996                                       /s/ William M. McCann
                                                          ---------------------
                                                          William M. McCann

                                        Witness:          /s/ A.Syvret


Dated: 24 June 1996                                       /s/ Edward J. Hansom
                                                          ---------------------
                                                          Edward J. Hansom

                                        Witness:          /s/ A.Syvret
                                                          ---------------------


                                                                      Exhibit C


                  Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.



                                                                 /s/ John Banes
                                                                 ---------------
                                                                     John Banes



                               POWER OF ATTORNEY

         Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrence of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated: 24 June 1996                                      /s/ Roy M. Dantzic
                                                         ----------------------
                                                         Roy M. Dantzic
                                                         Controlling Trustee


                                                         /s/ William A. Franke
                                                         ----------------------
                                                         William A. Franke
                                                         Controlling Trustee


                                                         /s/ Hugh R. Jenkins
                                                         ----------------------
                                                         Hugh R. Jenkins
                                                         Controlling Trustee


                                                         /s/ William M. McCann
                                                         ----------------------
                                                         William M. McCann
                                                         Controlling Trustee


                                                         /s/ Edward J. Hansom
                                                         ----------------------
                                                         Edward J. Hansom
                                                         Controlling Trustee